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                            FORM  8-K

               SECURITIES AND EXCHANGE COMMISSION

                     Washington, D.C.  20549


                         CURRENT REPORT

               Pursuant to Section 13 or 15(d) of
               The Securities Exchange Act of 1934


                Date of Report:  June 25, 1996
                                 -------------

                 HOUSEHOLD FINANCE CORPORATION
                 -----------------------------
     (Exact name of registrant as specified in its charter)


   Delaware               1-75                    36-1239445
   ---------------------------------------------------------
   (State or other        (Commission File        (IRS Employer
    jurisdiction of        Number)                 Identification
    incorporation                                  Number)

   2700 Sanders Road, Prospect Heights, Illinois         60070
   -----------------------------------------------------------
   (Address of principal executive offices)         (Zip Code)


  Registrant's telephone number, including area code 847/564-5000
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Item 5. Other Events

        Set forth in the Exhibit hereto is supplementary financial information for Household Finance Corporation as of and for the years ended December 31, 1995 and 1994, and as of March 31, 1996 and 1995.


Item 7. Financial Statements, Pro Forma Financial Information and
        Exhibits

        (a) Financial statements of business acquired.

            Not applicable.

        (b) Pro forma financial information.

            Not Applicable.

        (c) Exhibits.

            No.     Exhibit
            ---     -------

            99      Supplementary financial information for
                    Household Finance Corporation as of and for
                    the years ended December 31, 1995 and 1994,
                    and as of March 31, 1996 and 1995.
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                            SIGNATURE

        Pursuant to the requirement of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                  HOUSEHOLD FINANCE CORPORATION
                                  -----------------------------
                                         (Registrant)

                                  By: /s/ John W. Blenke
                                      ------------------
                                      John W. Blenke
                                      Assistant Secretary


Dated:  June 25, 1996
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                          Exhibit Index
                          -------------



Exhibit
No.        Exhibit
- -------    -------

99         Supplementary financial information for Household
           Finance Corporation as of and for the years ended
           December 31, 1995 and 1994, and as of March 31, 1996 and 1995.